UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 12, 2007

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01  Other Events

On January 12, 2007, Franklin Covey Co. (the Company) announced a change to the telephone number of its January 16, 2007 conference call. Interested parties may participate in the discussion by calling toll free at (866) 831-6267, access code: 69956850 and by logging on to https://www.gotomeeting.com/join/448438714, meeting identification number 448-438-714.

The discussion to review the Company’s fiscal 2007 first quarter financial results and fiscal 2006 financial results will still be held on Tuesday, January 16, 2007 at 11:30 a.m. Eastern Time (9:30 a.m. Mountain Time) as previously announced.

A copy of the associated press release is attached as exhibit 99.1 to this current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated January 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 12, 2007	By:	/s/ STEPHEN D. YOUNG
Stephen D. Young
Chief Financial Officer